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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                           Date of Report: January 16, 2009

                                   uWink, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-29217                 87-0412110
      -----------------            ------------               ----------
       (State or other             (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)             Identification)


                  16106 Hart Street, Van Nuys, California 91406
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 909 6030

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by uWink, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 7.01   REGULATION F-D DISCLOSURE

On January 16, 2009, the Company issued a press release announcing the expiration of its odd lot tender offer on January 15, 2009 and its expectation that it will deregister with the Securities and Exchange Commission on or about January 30, 2009.

Approximately 97 shareholders had tendered approximately 3,485 shares as of the expiration of the offer. The Company expects to file a Form 15 with the Securities and Exchange Commission to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934 on or about January 30, 2009.

Shareholders who tendered their shares under the odd lot tender offer will be paid $0.50 per share and an incentive payment of $20 per shareholder. The Company expects checks to be issued to shareholders who properly tendered their shares on or about January 23, 2009.

A copy of the related press release, dated January 16, 2009, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   EXHIBITS

(a)   Exhibit 99.1        Press Release



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   January 16, 2009                            uWink, Inc.
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                                                By:  /s/ Peter F. Wilkniss
                                                     -----------------------
                                                     Peter F. Wilkniss
                                                     President and COO


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